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                                                                   Exhibit 23(b)

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 14, 1997 appearing as Exhibit 99.1 of Premark International, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 27, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICEWATERHOUSECOOPERS LLP



Chicago, Illinois
October _, 1998